HII Technologies, Inc

OILFIELD SERVICES

Annual Shareholder Meeting

June 22, 2015

OTCQB: HIIT

Disclaimer

HII Technologies, Inc

This presentation and related commentary may contain "forward-looking statements" within the meaning of Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HII Technologies, Inc.'s ("HIIT") current expectations for its business, financial estimates and projections about HIIT, its industry, its management's beliefs and certain assumptions made by management and may include statements regarding future operational and activity expectations, and/or anticipated financial performance in 2015 and beyond. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates" and similar words or phrases.

Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: Risks that HIIT will be unable to achieve its financial, capital investment and operational projections, including quarterly projections of revenue and profitability, and risks that HIIT's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HIIT as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U. S. oil and gas markets may not yield anticipated future growth in HIIT's businesses, worsen from the recent market declines, and/or that HIIT could experience further unexpected declines in activity and demand for its rental equipment service; risks relating to HIIT's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HIIT's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HIIT may not be able to execute its capital investment program and/or that any such capital investments, if made, will not generate adequate returns; and other risks affecting HIIT's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HIIT's control, HIIT's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HIIT's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HIIT also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HIIT files periodically with the Securities and Exchange Commission.

HII Technologies Profile

- HII Technologies (HIIT) is a frac water management oilfield services company based in Houston, Texas.
- HIIT is focused on providing total water management to the oil and gas industry utilizing industry-leading technologies.
- HIIT's water management services are used extensively and in conjunction with horizontal drilling and hydraulic fracturing operations, addressing a $34 billion market according to IHS.
- HII Technologies, Inc is publicly traded and quoted on the OTCQB marketplace under the symbol HIIT.

HIIT Investment Rationale

HII Technologies, Inc

- HIIT is a unique, pure play, oilfield water services company.
- HIIT operations are largely driven by the strong secular growth trends in high-technology horizontal oil and gas well completions.
- The fundamental outlook appears to be improving for 2H 2015 and beyond.
- HIIT's operational reorganization should better position the company for profitable growth.
- HIIT's proprietary, emerging technologies may provide additional channels for future growth.
- Financial liquidity is improving.

Our Plan to Profitability

HII Technologies, Inc

- We intend to divest non-core divisions to enable more focus on our core Water Management Services and proprietary water technologies.
- We have reorganized operations into three new divisions to enable better focus and results accountability.
- We have closed underperforming service centers, and we will continue efforts to significantly reduce operating costs.
- Focused on high growth potential regions: the Permian and Delaware Basins of West Texas.
  - We have relocated revenue generating assets to our focus region.
  - We believe we can achieve higher utilization and profitability.
- Advance Clean Tech:
  - AES HydroFLOW bacteria kill acceptance
  - New Evaporation technology customer wins
  - Frac water recycling opportunities

Improving Liquidity

HII Technologies, Inc

Balance Sheet Summary

As of March 31, 2015, $ In Millions

Available Cash	$1.1
Restricted Cash	$1.9
Total Cash	**$3.0**
Line of Credit	$6.6
Capital Leases	$3.6
Bank Term Loan	$11.4
Other	$0.6
Total Debt	**$22.2**
Shareholders Equity	**$4.5**
Total Debt / Total Capitalization	**83.1%**
Net Debt / Total Capitalization	**71.9%**
Common Stock, Total Shares Outstanding	**57.2**
Options / Warrants, *in the money* (1)	**2.5**
Options / Warrants, *not in the money* (1)	**6.8**
Preferred Stock, *if converted* (2)	**4.2**
Fully Diluted Shares Outstanding	**70.7**
Estimated Public Float, *Number of Shares*	**42.8**
Estimated Public Float, %	**74.8%**

- **Recent Series B Preferred Equity offering provided an additional $3.0 million of liquidity post-Q1**
  - **Offering yields a Q1 pro forma net debt to total capitalization of approx 62.5%(3)**
- **Q1 Accounts Receivable of $9.8 million against Accounts Payable of $5.9 million**
- **Reducing invoice payment delays; DSOs are improving.**
- **Best practices field ticketing now implemented, which should further accelerate A/R collections.**
- **Intended divestitures could provide additional liquidity.**

1) *Options and warrants that are eligible for exercise into shares of common equity but which have not yet been exercised are considered "in the money".*
2) *Preferred stock which has been issued, but which has not yet been converted into common equity.*
3) *"As if" the Series B offering occurred in Q1 and any other unaffected line items are maintained as reported.*

TX Drilling Rig Count Decline Has Slowed

HII Technologies, Inc



Texas Drilling Rig Count
TX Rig Count
TX % of U.S.
# of Active Drilling Rigs
Percent of U..S. Total
1,000
900
800
700
600
500
400
300
200
100
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1/2/2009
1/2/2010
1/2/2011
1/2/2012
1/2/2013
1/2/2014
1/2/2015

Source: Baker Hughes, Inc as of 6/19/2015.

Activity Appears Poised to Recover (More)

HII Technologies, Inc

Regarding Texas drilling activity:

- **363 active drilling rigs in TX alone; 44% of the U.S. onshore total of 825 rigs***
  - **The TX rig count peaked in Nov 2014 at approx 900 rigs.... 2.5x current activity levels.**
- **The Permian Basin active drilling rig count is 233 rigs; 57% of the TX/NM total and 28% of the U.S. total.***
  - **The Permian Basin rig count peaked in Nov 2014 at approx 562 rigs.... 2.4x current activity levels.**

Just in our own backyard, we believe we have activity upside potential of 2.5x from current levels, if drilling activity returns to prior peak levels.

We believe we can accomplish even more growth through market share gains, improved operational execution, and commercialization of our proprietary technologies.

Source: Baker Hughes as of 6/19/2015.

Activity Appears Poised to Recover

HII Technologies, Inc

- The decline in U.S. drilling activity has slowed, and industry-wide drilling and completion activity may improve in 2H 2015.
- Several customers are planning incremental activity in 2H 2015.
- Several Independent O&G companies that were dormant in 1H 2015 are restarting Frac schedules.
- According to the EIA*, 2,000 – 4,000 U.S. Drilled UnCompleted wells (DUCs), or "FracLog", is at a record high.
  - Represents approx 5% - 10% of the nearly 40,000 wells drilled in 2014.
  - FracLog is predominately in the Permian Basin, Eagle Ford, and Bakken.
  - The low incremental cost to complete these wells could yield favorable economics at oil prices as low as $30/Bbl.
- The EIA also forecasts U.S. oil production to begin to decline this summer, which could motivate O&G companies to resume drilling and/or completion activity.

*U.S. Energy Information Administration

Total Frac Water Management

HII Technologies, Inc

AES Water Solutions

AQUATEX

HIG HAMILTON Water Transfer

A Review of our Legacy Services and New Clean Tech

Above Ground Water Storage

HII Technologies, Inc

- Cost-effective, reliable vessels for temporary on-site fluid storage
- Assembled on location in less than 6 hours
- Three capacity options: 26,000 BBL, 42,000 BBL, and 51,000 BBL sizes
- Valuable alternative to pits for shorter cycle drilling operations



Water Transfer Services

HII Technologies, Inc

- No-leak, lay flat hose in 12", 10", and 8" sizes
- Rapid deployment systems
- High capacity - able to deliver fluid at pump rates up to 120 BPM
- Experienced personnel focused on safety and reliable job execution
- Critical service for horizontal completion jobs







Flow Back Equipment

HII Technologies, Inc

- New, high-end equipment to manage produced fluid flow back, until permanent facilities are installed
- Directs high temperature and pressure produced fluids into onsite tanks
- Separates oil, gas and sand from flow back water
- Can also utilize flare stacks until lines and storage tanks are in place




Flow back Services
Frac Site
Tanks
Company manifolds, sand traps, & gas separators
Hydraulic Fracing

Clean Tech and the Life Cycle of Frac Water Management

HII Technologies, Inc
OILFIELD SERVICES

Total Water Management --- On Location or at a Central Processing Facility



AES Treatment
Iron – 99% Removal
TSS > 5 Microns
Bacteria Neutralization
Clean Brine Pit
Water Recycling Operation
Pretreatment Pit
Source Water As Required
Frac Operation
Flowback & Produced Water
Evaporation As Required

- AES HydroFLOW provides non-chemical bacteria control
- AES Rapid-B mobile bacteria testing lab provides real-time biocide dosing accuracy
- Hypochlorous acid for H2S treatment and prevention costs less than Chlorine Dioxide and is safer to apply
- AES evaporation saves cost while conserving water
- Bundled water management services save cost while improving consistent quality and reducing the vendor footprint

- Cost savings due to recycling of produced water by eliminating trucking and deep well injection
- Cost savings through reduction of new water sourcing
- Higher quality than fresh water that is optimized for hydraulic fracturing

AES HydroFLOW Effectiveness

HII Technologies, Inc

- **Less cost than Chlorine Dioxide and with sustained bacteria control**
- **Verified in-field with the AES Mobile Rapid-B Total Bacteria Lab**
- **Increased use as more produced water is being recycled and stored**





Bacteria Neutralization - AES HydroFLOW
Colony Forming Units/ µl
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Decline Percentage
95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
250,000 BBL | 300,000 BBL | 250,000 BBL | 80 BBL / Min | 41 BBL / min
Baseline | 8,161,400 | 1,810,000 | 2,139,200 | 2,269,900 | 1,498,000
Post-Treatment | 510,000 | 112,000 | 171,260 | 232,000 | 177,200
Decline | 93.75% | 93.81% | 91.99% | 89.78% | 88.17%
Baseline
Post-Treatment
Decline

Location	Volume	Baseline (units/µl)	Post-Treatment (units/µl)	Bacteria Decline
Eagle Ford - Reserve Pit Recirculation – 250,000 BBL	Turnover @ 4 days (40 BPM)	8,161,400	510,000	93.75%
Permian Basin – Reserve Pit Recirculation – 300,000 BBL	Turnover @ 5 days (45 BPM)	1,810,000	112,000	93.81%
Permian Basin – Reserve Pit Recirculation – 250,000 BBL	Turnover @ 3 days (62 BPM)	2,139,200	171,260	91.99%
Permian Basin - On-the-Fly water transfer	80 BBL/ minute	2,269,900	232,000	89.78%
Permian Basin - On-the-Fly water transfer	41 BBL/ minute	1,498,000	177,200	88.17%

Mobile Total Bacteria Testing

HII Technologies, Inc

AES acquired a Rapid-B mobile Flow Cytometer is a leading method for quantifying bacteria; and now operates the only mobile bacteria testing fleet in the Oil & Gas industry.

- Ability to test water samples within 15 minutes on location
- Identify specific areas of bacteria in a frac operation or production
- Testing in-field for time series bacteria neutralization
- Provide data for measuring biocide dosing and efficacies of various biocides
- Allows KPIs to be measured and managed


AES Rapid-B Mobile Bacteria Testing Lab

Rapid-B Mobile Bacteria Testing Successes

Location	Scope of Services	Results
Permian Basin	Infield bacteria testing during completion	AES identified numerous points of contamination in the fluid preparation process and presented corrective actions, including replacement of biocide
Permian Basin	Infield bacteria testing during completion	AES monitored water quality (bacteria) from source through storage, biocide and working tanks. Presented corrective actions report
Eagle Ford	H2S bacteria testing	AES tested impounded and formation water to determine potential causes of sulfate reducing bacteria in a series of wells. Verified that untreated water for frac had likely caused H2S formation

On-Site Rapid Accelerated Pit Evaporation

HII Technologies, Inc

- Reduction of truck related impacts to locations and communities
- Average cost savings of 40% over transportation and SWD disposal
- AES personnel on location or set up with the operator to manage
- Mobile and stationary evaporation units; can include Inflatable Enclosure
- Floating Apex evaporators with diffusers
- Cost effective and reliable water management solution
- Introduces new water into the hydrologic cycle


Apex Floating Evaporator


Land Shark High Volume Evaporator

Evaporation Successes

Location	Technology	Results
Permian Basin	Land Shark	1,100 BBL/day at 42% below trucking / disposal costs
Oklahoma	Inflatable structure with 2 Land Sharks	2,000 BBL/day directly from produced water line, eliminating need for a pit and saving substantial cost
Eagle Ford	Apex Floating Units	4 Apex floating units achieved daily evaporation of ~2,100 BBL/day. **Reduced trucking / disposal from 400 trucks to 8 trucks.**

Dissolved Air Flotation (DAF)

HII Technologies, Inc

AES applied new technologies to state of the art DAF systems for oilfield water recycling so that high flow rates of 20,000 BBL/Day can be achieved.



- **High volume capacity Clean Brine at a competitive cost**
- **Demonstrations successful with opportunities for central treatment facilities in the Permian Basin**
- **Increased interest in recycling high volumes of produced water**
- **Logistical costs are reduced due to control of all water on the project**

Water Treatment Successes

Location	Volume	TSS (mg/L)		Iron (mg/L)		Bacteria (cfu/ µl)	
	BBL/ Day	Baseline	Treated	Baseline	Treated	Baseline	Treated
Eagle Ford – Multiple Water Source Treatment	20,000	380	2	17	0.8	343,000	11,521
Permian Basin – Produced Water Treatment	16,000	422	4	62	1.1	924,400	8,211
Permian Basin – Produced Water Treatment Demonstration	15,000	370	1	39	1.3	610,000	7,450
Permian Basin - Central Treatment Demonstration	20,000	410	2	51	.9	680,000	8,360

Effective Bundled Services Strategy

HII Technologies, Inc

AES has developed complementary, quality services that support all aspects of water management, and with non-hazardous applications that cost less than historic methods. We offer bundled services designed to save cost overall, while our focus is on improving quality of water and the processes that support successful well completions:

- Bacteria Measurement and Control for all water sources in real-time
- Non-Chemical bacteria neutralization with Pit Recirculation using AES HydroFLOW
- Water transfer with AES HydroFLOW for on-the-fly bacteria neutralization
- Mobile Bacteria Testing of all system components to identify bacteria contribution, which allows time to neutralize and prevent down hole contamination
- H_2S control with non-hazardous chemicals
- Mobile High Volume Water Recycling units with 20,000 BPD capacity per unit.
- Clean Brine assures Clean Fracs
  - TSS <5 microns
  - 99.8% Bacteria Neutralization
  - Iron removal with oxidation and filtration to <5 microns
- On-site Rapid diffusion Pit Evaporation Units will reduce transportation and disposal costs significantly

Bundled Services Reduce Expense While Improving Quality


Bacteria Control Pit Treatment
Bacteria Analysis
Water Transfer
Biocide Application

The Benefits of Our Proprietary Water Treatment

HII Technologies, Inc

Improve Frac Performance and Reduce Costs

- Cleaner water improves the permeability of the pore spaces
- TSS below 5 Microns (<5μ) avoid plugging the pore throat areas in the formation
- Reduce the risk of formation damage during hydraulic fracturing operations

Extend Production Life of a Well

- Reduced contaminants for improved longer term production (bacteria, sulfides, metals, scale, TSS)
- Reduce corrosion in the well extending life of downhole materials reducing repair costs
- Formation has improved flow due to reduced pressure and pore throat blockage

Control Water-Related Costs

- Recycling of produced water along with other sourced water with balanced chemistry
- Logistical costs are reduced due to control of all water on the project
- Reduced trucking and disposal costs, while minimizing new sourced water

HII Technologies, Inc

Corporate Summary

Our Broad Customer Base....

HII Technologies, Inc

....leaves us well-positioned for a recovery from the current environment.

Competitive Landscape

HII Technologies, Inc

Recent Market Activity

- Many small, single source service providers are closing down due to inadequate financial liquidity and inability to survive the current environment
- Our highly fragmented market is becoming less competitive

National Competitors

- Our primary national competitors **DO NOT** provide:
  - Non-chemical bacterial kill technology
  - On-site rapid bacteria testing
  - Evaporation technology alternative high cost trucking and disposal

2H 2015 Goals

HII Technologies, Inc

- Grow contribution of equipment relocated to the Permian Basin
  - Build out Water Transfer and Flow Back services
- Advance commercialization of Clean Tech
  - HydroFLOW Bacteria Treatment
  - Rapid-B on-site bacteria testing
  - Landshark evaporation technology
  - Frac water recycling
- Generate profitable growth in 2H 2015 and beyond
- Increase recognition as established Frac Water Management Experts
- Profitably expand geographic footprint as industry cycle improves

Conclusion

HII Technologies, Inc

- The past several months have been challenging.
- We have been actively implementing a plan that we believe will return the company to profitability at current activity levels.
- We have been aggressively reducing costs, and our financial liquidity is improving.
- We believe the outlook for activity in 2H 2015 is encouraging based on existing customer plans and new customer opportunities.
- New customer interest in several of our new technologies should help drive commercialization and create additional channels for profit growth.

HII Technologies, Inc

8588 Katy Freeway, Suite 430

Houston, Texas 77024

713 821 3157

www.HIITinc.com

Investor Relations

Gary Russell

281 225 3384

Gary@HIITinc.com